                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
               ___________________________________________________
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required
      __________________________________________________________________________

      __________________________________________________________________________
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________
      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________
      (5)   Total fee paid:
            ____________________________________________________________________
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
            ____________________________________________________________________
      (2)   Form, Schedule or Registration Statement No.:
            ____________________________________________________________________
      (3)   Filing Party:
            ____________________________________________________________________
      (4)   Date Filed:
            ____________________________________________________________________

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                           11859 South Central Avenue
                              Alsip, Illinois 60803
                                 (708) 293-4050

        NOTICE OF PROPOSED ACTION TO BE TAKEN BY WRITTEN CONSENT IN LIEU
                      OF A SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Universal Automotive Industries, Inc.:

      Notice is hereby given to all stockholders that Universal Automotive Industries, Inc., a Delaware corporation ("we," "us," or "our"), is seeking written consent of holders of a majority of the outstanding shares of its voting securities including holders of Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock, voting as a single class, and on an as-converted to Common Stock basis, in accordance with Section 228 of Delaware General Corporation Law. We are seeking written consent in lieu of holding a special meeting of stockholders. We are seeking consent of the stockholders to approve the following actions:

   - our issuance of Common Stock or securities convertible into Common Stock, aggregating 20% or more of our Common Stock or 20% or more of our voting power outstanding before date of issuance for less than market value of the stock; and

   - an amendment to our Certificate of Incorporation to authorize our Board of Directors, in its discretion, to increase the number of authorized shares of our Common Stock, $0.01 par value, from 50,000,000 to up to 75,000,000 shares at any time on or before December 31, 2006.

      Only stockholders of record as of the close of business on December 24, 2004 will be entitled to receipt of this Notice and Proxy Statement and to submit their written consent.

                                             By Order of the Board of Directors:

                                             /s/ Robert Zimmer

                                             Robert Zimmer
                                             Secretary

Alsip, Illinois
January ____, 2005

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                           11859 South Central Avenue
                              Alsip, Illinois 60803

                                 PROXY STATEMENT
                               January ____, 2005

           ACTION TO BE TAKEN BY WRITTEN CONSENT IN LIEU OF A SPECIAL
                             MEETING OF STOCKHOLDERS

      The Board of Directors of Universal Automotive Industries, Inc., a Delaware corporation ("we," "us," or "our"), is furnishing this Proxy Statement to holders of its voting securities including holders of its Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock in connection with action to be taken by written consent of the stockholders in lieu of holding a special meeting of stockholders.

      The cost of this solicitation will be borne by us. Certain of our officers, directors, employees and agents may solicit consents from stockholders by means of correspondence, e-mail, telephone or in person meetings, without extra compensation. We may also pay banks, brokers, nominees or other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals.

      This Proxy Statement is first being mailed to our stockholders on or about January ___, 2005. Only stockholders of record at the close of business on December 24, 2004 are entitled to notice of the action, to receive this Proxy Statement and to submit their written consent.

                     ACTIONS TO BE APPROVED BY STOCKHOLDERS

      We are seeking approval of holders of a majority of our outstanding voting securities, voting as a single class, and assuming outstanding Preferred Stock is converted to Common Stock as of the Record Date. The actions for which we are seeking stockholder approval are as follows (collectively, the "Actions"):

   - our issuance of Common Stock or securities convertible into Common Stock, aggregating 20% or more of our Common Stock or 20% or more of our voting power outstanding before the date of issuance for less than market value of the stock; and

   - an amendment to our Certificate of Incorporation to authorize our Board of Directors, in its discretion, to increase the number of authorized shares of our Common Stock, $0.01 par value, from 50,000,000 to up to 75,000,000 shares at any time on or before December 31, 2006.

      Our Board of Directors adopted and approved resolutions to effect the Actions on November 22, 2004. The resolutions require approval from holders of a majority of our outstanding voting securities. See the section of this Proxy Statement entitled "Record Date and Outstanding Voting Securities" and "Vote Required for Approval" below.

                  RECORD DATE AND OUTSTANDING VOTING SECURITIES

      Our Board of Directors has fixed the close of business on December 24, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to take action by written consent. Currently, we have issued and outstanding three classes of voting securities:
Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock. The outstanding voting securities vote together as a single class. The holders of each series of Preferred Stock vote on an as-converted basis, as if the shares of Preferred Stock were converted to Common Stock on the Record Date. Each holder of Common Stock is entitled to one vote per share.

      As of the Record Date, there were (i) 12,748,266 shares of Common Stock outstanding; (ii) 201,438 shares of Series A Preferred Stock outstanding, convertible (as of the Record Date) into a total of 2,513,357 shares of Common Stock; and (iii) 100,000 shares of Series B Convertible Preferred Stock outstanding, convertible (as of the Record Date) into 1,000,000 shares of Common Stock. Accordingly, for purposes of granting consent to the Actions, as of the Record Date, there are 16,261,623 shares of voting securities outstanding, after taking into account the ability of the holders of the Preferred Stock to vote as if their shares were converted to Common Stock as of the Record Date.

                      VOTE REQUIRED TO APPROVE THE ACTIONS

      Pursuant to Section 228 of Delaware General Corporation Law, any action required to be taken at an annual or special meeting of the stockholders may be taken by written consent in lieu of a meeting if the consent is signed by stockholders owning not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Approval of the Actions requires approval of at least a majority of the voting securities outstanding as of the Record Date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock, on an as converted basis (assuming conversion to Common Stock of all outstanding Preferred Stock) as of the Record Date by: (i) each director who beneficially owns Common Stock; (ii) each of our executive officers; (iii) each person that is known by us to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all directors and executive officers, as a group. As of the Record Date, we had 12,748,266 issued and outstanding shares of Common Stock and an additional 3,513,357 shares of Common Stock on an "as converted" basis, assuming conversion of the Preferred Stock to Common Stock, or 16,261,631 shares in total.

                                                                                    Shares Issuable
                                                                                  Pursuant to Options
                                                                                     or Warrants
                                                                                  Exercisable Within        Percent
                                                                   Number of            60 Days of         Beneficially
Name                                                             Issued Shares      December 24, 2003        Owned(11)
---------------------------------                                -------------    -------------------     --------------
Venture Equities Management, Inc.                                 2,513,357(1)         2,500,000 (2)          15.45%
FINOVA Mezzanine Capital, Inc.                                    1,000,000(3)                 0               6.15%
Arvin Scott                                                         822,650              407,000               5.06%
Yehuda Tzur                                                         890,600(5)           102,000 (5)           5.53%
Dennis L. Kessler                                                   150,000                7,500 (6)           0.92%
M. Catherine Jaros                                                    1,000               11,000 (7)           *
Alan Zeffer                                                               0                7,500 (8)           *
Zemin Xu(1)                                                               0                    0               *
Robert W. Zimmer                                                      6,500               62,250 (9)           *
                                                                 ------------     -----------------
All directors and officers as a group (seven persons)             5,392,507(1)(2)      3,089,750(10)          11.51%

----------
*     Less than one percent.

(1) Includes 201,438 shares of Series A Preferred Stock which are convertible into, and have voting rights equivalent to, 2,513,357 shares of Common Stock. All of the shares of Series A Preferred Stock are owned by Venture Equities Management, Inc., a subsidiary of Wanxiang America Corporation; Wanxiang America Corporation and Wanxiang Group Corporation are also considered beneficial owners of these shares. Wanxiang America Corporation and Wanxiang Group Corporation disclaim beneficial ownership of these shares. The address of Venture Equities Management, Inc. and Wanxiang America Corporation is 88 Airport Road, Elgin, Illinois 60123. The address of Wanxiang Group Corporation is Xiaoshan District, Hangzhou, Zhejiang, 311215, P.R. China. Mr. Xu is an employee of Wanxiang America Corporation but disclaims beneficial ownership of any of its shares held by Venture Equities Management, Inc.

(2) Consists of warrants to purchase a total of 2,500,000 shares of Common Stock; which warrants are owned by Venture Equities Management, Inc.

(3) Consists of 100,000 shares of Series B Preferred Stock which are convertible into, and have voting rights equivalent to 1,000,000 shares of Common Stock. The address of FINOVA Capital is 500 Church Street, Suite 200, Nashville, TN 37219.

(4) Consists of 407,000 shares of Common Stock issuable upon the exercise of options held by Mr. Scott.

(5) Consists of 102,000 shares of Common Stock issuable upon the exercise of options held by Mr. Tzur; of the shares of Common Stock owned by Mr. Tzur, includes 1500 shares owned by his spouse, for which he disclaims beneficial ownership.

(6) Consists of 15,000 shares of Common Stock issuable upon the exercise of options held by Mr. Kessler; 50,000 of the shares of Common Stock owned by Mr. Kessler are held in a trust for the benefit of his daughter, for which he disclaims beneficial ownership.

(7) Includes 11,000 shares of Common Stock issuable upon exercise of options held by Ms. Jaros.

(8) Consists of 7,500 shares of Common Stock issuable upon exercise of options held by Mr. Zeffer.

(9) Consists of 62,250 shares of Common Stock issuable upon exercise of options held by Mr. Zimmer.

(10) Consists of 3,089,750 shares of Common Stock issuable upon exercise of options.

(11) Percentages are based upon outstanding Common Stock on an as-converted basis.

                      PROPOSAL I: APPROVAL OF THE OFFERING

      Our Certificate of Incorporation currently authorizes us to issue 50,000,000 shares of Common Stock, par value $.01 per share, and 2,000,000 shares of Preferred Stock, par value $.01 per share. With regard to the rights and preferences of any Preferred Stock, our Certificate of Incorporation provides that our Board of Directors may establish the rights and preferences of any Preferred Stock to be issued.

      At a meeting on November 22, 2004, our Board of Directors determined that it would be in our best interest to raise additional capital. As such, our Board of Directors has authorized our offering of shares of Series C 10% Convertible Preferred Stock and related warrants in an offering except from registration under the Securities Act of 1933, as amended, on the following terms: (1) issuance of no less than $2,000,000 but no more than $12,000,000 of Units at a purchase price of $25,000 per Unit, each Unit consisting of one share of Series C 10% Preferred Convertible Stock, par value $0.01 per share (the "Series C Preferred Stock"), and one warrant (each a "Warrant" and collectively, the "Warrants") to purchase 4,545 shares of our Common Stock, par value $0.01 per share; (2) issuance of warrants to the representative of the placement agents for the offering (the "Representative") or its designee to purchase up to 15% of the Units sold in such offering (the "Representative's Warrants"); and (3) issuance of warrants to the Representative as partial compensation for the provision of ongoing investment banking services as described below (the "Additional Warrants"). Additionally, our Board of Directors has authorized our Chief Executive Officer ("CEO") to modify the terms of the proposed offering to the extent mutually agreeable to the Representative and CEO. We intend to use the proceeds of the offering to repay existing indebtedness and as working capital.

      Under the rules governing issuers whose securities are included for quotation on Nasdaq, stockholder approval is required if we enter into a transaction which could result in our issuing Common Stock, or securities convertible into Common Stock, equal to 20% or more of our Common Stock or 20% or more of our voting power outstanding before the date of the transaction for less than market value of our stock. Because pursuant to the proposed offering, upon issuance of the Series C Preferred Stock and related warrants, we could issue Common Stock or securities convertible into Common Stock aggregating 20% or more of our Common Stock or 20% or more of our voting power outstanding as of the date of issuance for less than market value of our stock, we are seeking the consent of our stockholders.

      Below is a summary of the terms of the Series C Preferred Stock, Warrants, Representative's Warrants and Additional Warrants, as they are currently proposed. As discussed above, the definitive terms of the securities to be offered may be modified to the extent mutually agreed upon by the Representative and our CEO.

      Series C Preferred Stock. The Series C Preferred Stock is expected to have the following terms:

      Conversion Rights. Each share of Series C Preferred Stock will be convertible into 45,455 shares of Common Stock, based on an initial conversion price of $0.55 per share (subject to adjustments for stock splits and combinations, reorganizations, consolidations, mergers and subsequent offerings of Common Stock or securities convertible into Common Stock at a purchase price that is less than the then-current conversion price of the Series C Preferred Stock). The Series C Preferred Stock is convertible as follows: (i) by the holders, at the earlier of: (a) 540 days from the date of sale of a minimum of $2,000,000 of Units and satisfaction of the additional closing conditions for the issuance of the Units (the "Initial Closing Date"); or (b) at any time after the Initial Closing Date that the closing price of our Common Stock is $1.75 or more; and (ii) by us, at our option following the effectiveness of a registration statement for the shares, and where our Common Stock has closed above $2.00 for 20 consecutive trading days.

      Dividends. The Series C Preferred Stock will be entitled to a dividend equal to 10% per annum of the original investment by each holder ($25,000), payable semiannually, at our option in cash or Common Stock (based upon the closing price of our Common Stock on the date of declaration, as quoted in the Wall Street Journal, or if not quoted in the Wall Street Journal, pursuant to the trailing ten day average closing price of our Common Stock).

      Redemption. We will have the right to redeem the Series C Preferred Stock upon providing 30 trading days' prior notice and upon payment of one hundred fifteen percent (115%) of the stated value for the outstanding shares (plus accrued, unpaid dividends).

      Voting Rights. Each share of Series C Preferred Stock will be entitled to cast that number of votes equal to the number of shares of Common Stock into which a share of Series C Preferred Stock is convertible as of the date fixed for determination of holders of Common Stock entitled to vote on the matter, multiplied by a fraction the numerator of which is $0.55 and the denominator of which is greater of (i) the closing trading price as of the Initial Closing Date; or (ii) $0.55. As a result, the voting rights of holders of the Series C Preferred Stock does not entitle the holders of Series C Preferred Stock to receive one vote for each share of Common Stock into which the Series C Preferred Stock is convertible prior to conversion. However, upon conversion of a share of Series C Preferred Stock into the underlying Common Stock into which the Series C Preferred Stock converts, the holder of the resulting Common Stock will be entitled to cast one vote for each share of Common Stock resulting from the conversion.

      Registration Rights. We will be obligated to: (i) register the shares of Common Stock underlying the Units and the Representative's Warrants within 180 days following the termination of the Offering; (ii) respond to any comments provided by the SEC to the registration statement within ten calendar days of receipt of such comments and (iii) use our best efforts to cause the registration statement to be declared effective within 90 days of the closing date of the Unit offering. We will be assessed a penalty equal to the initial Warrant amount allocable to the Units and Representative's Warrants for each 30 day period beyond the 180 day period following the closing of the Offering that we fail to cause the registration statement to be declared effective. Additionally, we may elect to register all or any portion of the Common Stock issuable per the dividends that we may elect to pay "in kind" with respect to the Series C Preferred Stock.

      Warrants. Each Warrant grants the holder the right to purchase 4,545 shares of Common Stock (subject to adjustments for stock splits, dividends and other events) at an exercise price of $0.65 per share. Each Warrant is exercisable for a period of five years from the Initial Closing Date, provided, however, that the Warrant may not be exercisable at any time during the 540 days following the Initial Closing Date unless the closing price of our Common Stock (as adjusted for any splits) as quoted in the Wall Street Journal (or if not quoted on an exchange, the midpoint between the closing bid and ask price as quoted on the Over the Counter Bulletin Board) is at least $1.25 per share on the last business day immediately preceding the date of notice of exercise of the Warrant.

      Representative's Warrant. In addition to cash compensation payable to the Representative for services rendered in connection with the offering of Units, we have agreed to issue the Representative and/or its designees a five-year warrant (the "Representative's Warrant") to purchase 15% of the Units sold in the offering, exercisable at the purchase price of the Units.

      Additional Warrant. We have agreed to retain the Representative for the provision of ongoing investment banking services related to investor relations and future transactions. In connection with this engagement, we have agreed to pay the Representative cash compensation and issue the Representative a warrant to purchase up to 450,000 shares of Common Stock (vesting at a rate of 25,000 shares per month) at $0.65 per share, subject to pro rata reduction to the extent that $2,000,000 but less than $3,000,000 of Units is sold (e.g., if $2,500,000 of Units sold, the fee would be one-half of the above amount).

      We are seeking consent of our stockholders to permit us to issue Common Stock or securities convertible into Common Stock which, in the aggregate after issuance, could equal 20% or more of our Common Stock or more than 20% of our voting power outstanding as of the date of issuance for less than market value of our stock. If you approve this proposal, you are authorizing us to issue the Series C Preferred Stock and related warrants on the terms and conditions described herein, as such terms and conditions may be modified to the extent mutually agreed upon by our CEO and the Representative.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I TO APPROVE THE ISSUANCE OF COMMON STOCK OR SECURITIES CONVERTIBLE INTO COMMON STOCK AGGREGATING 20% OR MORE OF OUR OUTSTANDING COMMON STOCK OR VOTING POWER AS OF THE DATE OF ISSUANCE.

                     PROPOSAL II: APPROVAL OF THE AMENDMENT

      On November 22, 2004, our Board of Directors unanimously adopted a resolution authorizing our Board of Directors to cause an amendment (the "Amendment") to our Certificate of Incorporation to allow for an increase in our authorized Common Stock. The Amendment permits our Board of Directors to cause an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, from 50,000,000 to up to 75,000,000, in its discretion, at any time prior to December 31, 2006.

      Our Board of Directors believes that this Amendment will provide us with greater flexibility in capitalization. Although we presently do not have any plans to issue additional Common Stock (other than in connection with the proposed offering described in Proposal I), our Board of Directors believes it is prudent for us to have a sufficient amount of authorized Common Stock available for issuance at all times to enable us to expeditiously raise additional funds or use our stock for strategic acquisitions or as currency for the procurement of services or assets, without seeking stockholder approval in each instance.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

OF INCORPORATION.

                               VOTING PROCEDURES

      This Proxy Statement, together with the accompanying stockholder consent and power of attorney, constitute solicitation materials being distributed to you and other stockholders. We refer, collectively, to the power or attorney and stockholder consent as the "consent form."

      Required Vote. The approval of stockholders holding a majority of outstanding voting securities as of the Record Date, voting as a single class and on an as-converted to Common Stock basis, is required to approve each Action.

      Record Date and Outstanding Shares. The Record Date is the December 24, 2004. As of the Record Date, there were 16,261,623 shares of voting securities outstanding.

      Solicitation Period. You should complete and return the consent form before expiration of the solicitation period which is the time period during which stockholders may vote. The solicitation period will commence upon the mailing of this Proxy Statement to you which is on or about January ___, 2005, and will continue until 5:00 p.m. Central Standard Time on January 31, 2005 (the "Solicitation Period"). Our Board of Directors may extend the Solicitation Period in its sole discretion. Any consent form received will be counted by persons appointed by the Board of Directors. No consent form will be effective after sixty days from the date first written on the consent form. If you fail to return a signed consent form by the end of the Solicitation Period, your shares will be counted as a vote "against" the Actions.

      The consent form consists of two parts. Part 1 seeks your consent to each Action. If you return a signed consent form but fail to indicate your vote, you will be deemed to have voted all of your shares "FOR" each Action.

      Part 2 of the consent form is a power of attorney, which must be signed separately. The power of attorney appoints Arvin Scott, our Chief Executive Officer, and Robert Zimmer, our Chief Financial Officer, and each of them, as your attorney-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete those Actions which you vote "FOR." The power of attorney is intended solely to ease administrative burden to completing the Actions without needing to obtain your signature on multiple documents.

      Action Date. At such time during the Solicitation Period that we receive consent forms from holders of a majority of the voting securities approving any or all of the Actions, we will make a public announcement by issuing a press release or Form 8-K indicating receipt of such consent forms. At such time, the Action or Actions for which we have received approval will be deemed approved by the stockholders and we will consummate such Action or Actions.

      Tabulation of Votes. A person or persons appointed by the Board of Directors will tabulate the votes. Abstentions and broker non-votes will have the effect of a vote against the Actions, as will the failure to return a consent form. Broker non-votes occur when a broker submits a consent but does not have authority to vote the shares.

      Revocability of Consent. You may withdraw or revoke your consent form at any time before we make public announcement, by a press release or Form 8-K, that we have received consents from stockholders equal to a majority of our outstanding voting securities. You may withdraw or revoke your consent form by providing us a written notice indicating your withdraw or revocation. To be effective, we must receive your notice of withdraw or revocation before we make the public announcement that we received consents from a majority of outstanding voting securities.

      Dissenter's Rights. Stockholders are not entitled to any dissenter's or appraisal rights under Delaware General Corporation Law as a result of consummation of the Actions.

      Delivery of Consents. You may vote your shares by marking, signing and dating the enclosed consent form and returning it to us. Consent forms may be delivered to us by: (1) mail, messenger or courier, delivered to our principal offices located at: 11859 South Central Avenue, Alsip, Illinois 60803, Attn:
Robert Zimmer; or (2) facsimile, to Robert Zimmer at (708) 489-5204. Consent forms must be received prior to 5:00 p.m. Central Standard Time on January 31, 2005, or such later date as may be chosen by the Company's Board of Directors.

                  DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

      In order for stockholder proposals to be included in the proxy materials for our 2005 annual meeting of stockholders ("2005 Annual Meeting"), any such proposal must be received by us at our executive offices no later than January 25, 2005 and meet all other applicable requirements for inclusion therein. If a stockholder intends to present a proposal at our 2005 Annual Meeting, but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before April 11, 2005, or our management proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials.

               WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT US

      We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access at www.sec.gov.

                    STOCKHOLDER CONSENT AND POWER OF ATTORNEY

      This Stockholder Consent and Power of Attorney is being furnished to you as a stockholder of Universal Automotive Industries, Inc., a Delaware corporation (the "Company"), to obtain your consent to the Actions (as that term is defined in the Proxy Statement).

PART 1: STOCKHOLDER CONSENT

      The undersigned hereby consents as indicated below with respect to all of the shares in the Company held by the undersigned, to the following proposals as set forth in the Proxy Statement accompanying this Stockholder Consent and Power of Attorney, without a meeting of the stockholders of the Company.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU CONSENT "FOR" EACH OF THE PROPOSALS. PLEASE SEE THE ACCOMPANYING PROXY STATEMENT FOR ADDITIONAL INFORMATION ABOUT THE PROPOSALS.

      TERMS USED IN THIS STOCKHOLDER CONSENT AND POWER OF ATTORNEY THAT ARE NOT DEFINED HEREIN SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROXY STATEMENT ACCOMPANYING THIS STOCKHOLDER CONSENT AND POWER OF ATTORNEY.

      PROPOSAL I: Approval of the Company's issuance of Common Stock or securities convertible into Common Stock aggregating 20% or more of the Company's outstanding Common Stock or 20% or more of the Company's voting power as of the date of issuance for less than market value of the stock.

                        FOR  / /  AGAINST  / /  ABSTAIN  / /

             PROPOSAL II: Approval of the Amendment to the Company's
                         Certificate of Incorporation.

                        FOR  / /  AGAINST  / /  ABSTAIN  / /

            YOUR CONSENT MUST BE INDICATED IN BLACK OR BLUE INK. /X/

PART 2: POWER OF ATTORNEY

      This portion of this Stockholder Consent and Power of Attorney appoints Arvin Scott and Robert Zimmer (and each of them) as your attorneys-in-fact for the purpose of executing all other documents or instruments advisable or necessary to complete each proposal for which you cast your vote "FOR" such proposal (each an "Approved Action" and if both I and II, the "Approved Actions"). This power of attorney is intended solely to make it easier to complete the Approved Actions without your having to sign multiple documents.

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Arvin Scott and Robert Zimmer and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with consummating the Approved Actions on his behalf, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

      By signing, you are consenting with regard to the proposals listed above for which you cast your vote "FOR" and granting a power of attorney allowing two individuals to sign documents necessary to complete each Approved Action.

      By signing this Stockholder Consent and Power of Attorney, you hereby acknowledge receipt of the Proxy Statement dated January ___, 2005, furnished with this Stockholder Consent and Power of Attorney.

      IF YOU HOLD VOTING SECURITIES AS JOINT TENANTS BOTH YOU AND THE CO-OWNER MUST SIGN. IF YOU FAIL TO DATE THIS STOCKHOLDER CONSENT AND POWER OF ATTORNEY, IT WILL BE DEEMED DATED ON THE DAY IT WAS SENT TO THE COMPANY.

__________________________________            __________________________________
YOUR SIGNATURE                                SIGNATURE OF CO-OWNER, IF HELD
                                              JOINTLY

__________________________________            __________________________________
YOUR PRINTED NAME                             PRINTED NAME OF CO-OWNER, IF HELD
                                              JOINTLY

DATE:                                         DATE:
__________________________________            __________________________________

If you are signing as attorney, executor, administrator, trustee or guardian or on behalf of any entity, such a corporation, limited partnership or limited liability company, please indicate your office or capacity.

TITLE: ___________________________

SECURITIES OWNERSHIP (COMPLETE ALL THAT ARE APPLICABLE):

I hereby certify that I own _______________ Shares of Common Stock.

I hereby certify that I own _______________ Shares of Series A Preferred Stock.

I hereby certify that I own _______________ Shares of Series B Convertible Preferred Stock.

THIS STOCKHOLDER CONSENT AND POWER OF ATTORNEY MUST BE COMPLETED AND RETURNED TO THE COMPANY BEFORE 5:00 P.M. CENTRAL STANDARD TIME, ON JANUARY 31, 2005, OR SUCH LATER DATE AS MAY BE CHOSEN BY THE BOARD OF DIRECTORS OF THE COMPANY. CONSENTS MAY BE DELIVERED BY U.S. MAIL, MESSENGER OR COURIER TO THE COMPANY'S PRINCIPAL OFFICES LOCATED AT: 11859 SOUTH CENTRAL AVENUE, ALSIP, ILLINOIS 60803, OR BY FACSIMILE TO ROBERT ZIMMER AT (708) 489-5204.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE STOCKHOLDER CONSENT AND POWER OF ATTORNEY, PLEASE CALL ROBERT ZIMMER AT (708) 293-4050 EXTENSION 227.

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